SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No. 2)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                         UAL Corporation
 .................................................................
        (Name of Registrant as Specified In Its Charter)


 .................................................................
   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction
applies:

     ............................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     3)  Filing Party:
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     4)  Date Filed:
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                            UAL CORPORATION
                        TELEPHONE VOTING SCRIPT

Speech 1 *  Welcome.  Please enter the control number located on the left side of the form.

Speech 2 To vote as the UAL Corporation Board recommends on all proposals Press 1 now.

Speech 2A   You voted as the Board recommended.  If correct, Press 1.
            If incorrect, Press 0.

Speech 3    To vote on each proposal separately, Press 0 now.

Speech 4    Proposal 1:
            To vote FOR all nominees, Press 1
            To WITHHOLD FOR ALL NOMINEES, Press 9
            To WITHHOLD for an individual nominee, Press 0 (If 0 is pressed, goes to Speech 5)

Speech 5 Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

Speech 5A   Press 1 to withhold for another nominee or Press 0 if you
            have completed voting for Directors.

Speech 6    Proposal 2:
            To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0
            Proposal 3:
            To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0
            Proposal 4:
            To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0
            Proposal 5:
            To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0

Speech 7    Your votes have been cast as follows:
            Proposal 1: For ALL OR Withhold All OR For All Except... Proposal 2: For OR Against OR Abstain
            If this is correct, Press 1 now; if incorrect, Press 0 Proposal 3: For OR Against OR Abstain
            If this is correct, Press 1 now; if incorrect, Press 0 Proposal 4: For OR Against OR Abstain
            If this is correct, Press 1 now; if incorrect, Press 0 Proposal 5: For OR Against OR Abstain
            If this is correct, Press 1 now; if incorrect, Press 0

Closing A   Thank you for voting.

Closing B** Your vote has been canceled.  Please try again or vote on the internet at www.harrisbank.com/wproxy or mark, sign and return your proxy.

Speech 9*** If proxy materials were available to you electronically would you use this option to receive your materials.
            Press 1 now.